UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Exchange Act of 1934

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Ceva, Inc.

(Name of Registrant as Specified in Its Charter)

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Your **Vote** Counts!

CEVA, INC.

2025 Annual Meeting
Vote by May 4, 2025
11:59 PM ET

CEVA, INC.
15245 SHADY GROVE RD.
SUITE 400
ROCKVILLE, MD 20850

V66297-P29085

You invested in CEVA, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 5, 2025.**

Get informed before you vote

View the Form 10-K and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 5, 2025
10:30 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/CEVA2025

*Please check the meeting materials for any special requirements for meeting attendance.

Table of Contents

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect eight directors, as specifically set forth in the attached proxy statement, to serve until the 2026 Annual Meeting of Stockholders or until their successors are elected and qualified; **Nominees:** 01) Bernadette Andrietti 02) Amir Faintuch 03) Jaclyn Liu 04) Maria Marced 05) Peter McManamon 06) Sven-Christer Nilsson 07) Amir Panush 08) Louis Silver	For
2.	To approve an amendment and restatement of the Company's 2002 Employee Stock Purchase Plan;	For
3.	To approve an amendment and restatement of the Company's 2011 Equity Incentive Plan;	For
4.	Advisory vote to approve named executive officer compensation;	For
5.	To ratify the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as independent auditors of the company for the fiscal year ending December 31, 2025; and	For
6.	To transact such other business as may properly come before the Annual Meeting, including any postponements or adjournments thereof.	

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V66298-P29085